                                                                    EXHIBIT 10.3





                       SOMNUS MEDICAL TECHNOLOGIES, INC.


                     RESTATED INVESTORS' RIGHTS AGREEMENT

                             ____________________

                                April 21, 1997

                               TABLE OF CONTENTS
                               -----------------

                                                                           Page
                                                                           ----

1.   Registration Rights................................................... -1-
     1.1   Definitions..................................................... -1-
     1.2   Request for Registration........................................ -2-
     1.3   Company Registration............................................ -3-
     1.4   Obligations of the Company...................................... -4-
     1.5   Furnish Information............................................. -5-
     1.6   Expenses of Demand Registration................................. -5-
     1.7   Expenses of Company Registration................................ -5-
     1.8   Underwriting Requirements....................................... -5-
     1.9   Delay of Registration........................................... -5-
     1.10  Indemnification................................................. -5-
     1.11  Reports Under Securities Exchange Act of 1934................... -7-
     1.12  Form S-3 Registration........................................... -8-
     1.13  Assignment of Registration Rights............................... -8-
     1.14  Termination of Registration Rights.............................. -9-

2.   Covenants of the Company.............................................. -9-
     2.1   Financial Statements and Other Information...................... -9-
     2.2   Inspection of Property..........................................-10-
     2.3   Right of First Offer............................................-10-
     2.4   Positive Covenants..............................................-12-
     2.5   Standoff Agreement..............................................-12-

3.   Amendment and Restatement.............................................-12-

4.   Waiver of Right of First Offer........................................-13-

5.   Miscellaneous.........................................................-13-
     5.1   Successors and Assigns..........................................-13-
     5.2   Governing Law...................................................-13-
     5.3   Counterparts....................................................-13-
     5.4   Titles and Subtitles............................................-13-
     5.5   Notices.........................................................-13-
     5.6   Expenses........................................................-13-
     5.7   Amendments and Waivers..........................................-13-
     5.8   Severability....................................................-14-
     5.9   Entire Agreement................................................-14-

SCHEDULES

EXHIBIT A       Schedule of Investors

                      RESTATED INVESTORS' RIGHTS AGREEMENT
                      ------------------------------------


          This RESTATED INVESTORS' RIGHTS AGREEMENT (this "Agreement") is made as of the 21st day of April, 1997, by and among Somnus Medical Technologies, Inc., a Delaware corporation (the "Company"), and the investors listed on Schedule A hereto (each an "Investor" and collectively the "Investors").
----------


                                    RECITALS
                                    --------

          WHEREAS, the Company and certain of the Investors are parties to that certain Series B Preferred Stock Purchase Agreement dated September 11, 1996 (the "Series B Purchase Agreement") or are parties to that certain Series C Preferred Stock Purchase Agreement dated April 21, 1997 (the "Series C Purchase Agreement");

          WHEREAS, the Company now wishes to restate the Investors' Rights Agreement dated September 11, 1996 (the "Prior Agreement") in conjunction with its issuance of Series C Convertible Preferred Stock;

          WHEREAS, to induce one of the Investors to invest funds in the Company pursuant to the Series C Purchase Agreement, the parties hereto intend that this Agreement shall govern the rights of such Investor to cause the Company to register shares of Common Stock issuable to such investor upon conversion of the Series C Convertible Preferred Stock, and to restate the Investors' Rights Agreement dated September 11, 1996;

          NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto agree as follows:

          1.   Registration Rights.  The Company covenants and agrees as
                -------------------
follows:

          1.1  Definitions.  For purposes of this Section 1:
               -----------

               (a) The term "Act" means the Securities Act of 1933, as amended.

               (b) The term "Common Stock" means shares of the common stock of the Company, par value $.001 per share.

               (c) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

               (d) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with
Section 1.13 hereof.

               (e) The term "Major Holder" means any holder of at least 25,000 shares of Series B Preferred Stock or 200,000 shares of any later series of Preferred Stock.

               (f) The term "MRA Common Stock" shall mean Common Stock issued to Musket Research Associates Inc. ("MRA") upon exercise of options or warrants hereinafter issuable to MRA pursuant to Section 8 of that certain letter agreement dated June 6, 1996 between MRA and the Company.

               (g) The term "1934 Act" means the Securities Exchange Act of 1934, as amended.

               (h) The term "Preferred Stock" means shares of the Company's Series A Convertible Preferred Stock, par value $.001 per share, the Series B Convertible Preferred Stock, par value $.001 per share, or the Series C Convertible Preferred Stock, par value $.001 per share.

               (i) The terms "register," "registered," "registration" and "registration statement" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

               (j) The term "IPO" means the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction).

               (k) The term "Registrable Securities" means (i) the Common Stock issuable or issued upon conversion of the Preferred Stock, (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the Common Stock referenced in preceding clause (i), excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned, and (iii) the MRA Common Stock.

               (l) The term "SEC" shall mean the Securities and Exchange Commission.

          1.2  Request for Registration.
               ------------------------

               (a) If the Company shall receive at any time after the earlier of
(i) December 31, 2001 or (ii) ninety (90) days after the IPO, a written request from the Holders of securities constituting, directly or upon conversion or exercise, at least twenty-five percent (25%) of the then Registrable Securities that the Company file a registration statement under the Act covering the registration of securities constituting, directly or upon conversion or exercise, at least twenty-five percent (25%) of the then Registrable Securities, the Company shall:

                    (i) within ten (10) days of the receipt thereof, give written notice, in accordance with Section 5.5 hereof, of such request to all Holders; and

                    (ii) file as soon as practicable, and in any event within sixty (60) days of the receipt of such request, a registration statement pertaining to all Registrable Securities which the Holders request to be registered, subject to the limitations of Subsection 1.2(b), and use its best efforts to cause such registration statement to become effective as soon as practicable.

               (b) If the Holders initiating the registration request hereunder (the "Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Subsection 1.2(a) and the Company shall include such information in the written notice referred to in Subsection 1.2(a)(i). The underwriter will be selected by the Company and shall be reasonably acceptable to Initiating Holders holding a majority of the Registrable Securities to be registered (a "majority-in-interest" of the Initiating Holders). In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by such Holder and a majority-in-interest of the Initiating Holders) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Subsection 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

               (c) Notwithstanding the foregoing, if the Company shall furnish to the Initiating Holders a certificate signed by the Chief Executive Officer of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than 60 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any 12 month period.

               (d) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:

                    (i) After the Company has effected two (2) registrations pursuant to this Section 1.2, excluding any registrations effected on Form S-3, and such registrations have been declared or ordered effective;

                    (ii) If the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.12 below; or

                    (iii) If the Company delivers to the Initiating Holders an opinion, in form and substance acceptable to such Initiating Holders, of counsel satisfactory to the Initiating Holders that the Registrable Securities requested to be registered by the Initiating Holders may be sold or transferred pursuant to Rule 144(k) of the Act.

          1.3  Company Registration.  If (but without any obligation to do so)
               --------------------
the Company proposes to register (including for this purpose a registration effected by the Company for its stockholders other than the Holders) any of its stock or other securities under the Act in connection with a public offering of such securities (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration relating solely to a Rule 145 transaction, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration in accordance with Section 5.5. Upon the written request of each Holder to the Company given within twenty (20) days following receipt of such notice by the Company, the Company shall, subject to the provisions of Section 1.8, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

          1.4  Obligations of the Company.  Whenever required under this
               --------------------------
Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

               (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and keep such registration statement effective for a period of up to 120 days or until the distribution contemplated in the Registration Statement has been completed, whichever first occurs; provided, however, that such 120 day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of any securities of the Company, and provided further that in the case of any registration of Registrable Securities on Form S-3 that are intended to be offered on a continuous or delayed basis, such 120 day period shall be extended until all such Registrable Securities are sold, if applicable rules under the Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (i) includes any prospectus required by
Section 10(a)(3) of the Act or (ii) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (i) and (ii) above to be contained in periodic reports filed pursuant to
Section 13 or 15(d) of the 1934 Act in the registration statement.

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as, in the opinion of counsel to the Company, may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

               (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

               (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act.

               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

               (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange (or on the Nasdaq Stock Market, as the case may be) on which similar securities issued by the Company are then listed.

               (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

          1.5  Furnish Information.  It shall be a condition precedent to the
               -------------------
obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

          1.6  Expenses of Demand Registration.  All expenses other than
               -------------------------------
underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company.

          1.7  Expenses of Company Registration.  The Company shall bear and
               --------------------------------
pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 1.3 for each Holder, including (without limitation) all registration, filing, and qualification fees, printers' and accounting fees relating or apportionable thereto and the reasonable fees and disbursements of one counsel for the selling Holders, but excluding underwriting discounts and commissions relating to Registrable Securities.

          1.8  Underwriting Requirements.  In connection with any offering
               -------------------------
involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include any of a Holder's securities in such underwriting unless such Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro
                                                                          ---
rata among the Holders according to the total amount of Registrable Securities
----
entitled to be included therein owned by each Holder or in such other proportions as shall mutually be agreed to by the Holders); provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be so reduced unless the securities of other selling stockholders are first entirely excluded from the underwriting. For purposes of the preceding parenthetical concerning apportionment, for any Holder that is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single Holder, and any pro rata reduction with respect
                                      --- ----
to such Holder shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such Holder, as defined in this sentence.

          1.9  Delay of Registration.  No Holder shall have any right to obtain
               ---------------------
or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

          1.10 Indemnification.  In the event any Registrable Securities are
               ---------------
included in a registration statement under this Section 1:

               (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the officers and directors of each Holder participating in such registration, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, or the 1934 Act, or otherwise insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, or any rule or regulation promulgated under the Act, or the 1934 Act, and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

               (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, or the 1934 Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any selling Holder's liability under this Subsection 1.10(b) exceed the proceeds received by such Holder from the offering (net of any underwriting discounts and commissions).

               (c) Promptly after receipt by an indemnified party under this
Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

               (d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

               (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

               (f) The obligations of the Company and Holders under this Section
1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

          1.11 Reports Under Securities Exchange Act of 1934.  With a view to
               ---------------------------------------------
making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

               (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the IPO;

               (b) use their best efforts to take such action as is necessary to enable the Holders to utilize Form S-3 pursuant to Section 1.12 for the sale of their Registrable Securities, such action to be taken concurrently with the IPO;

               (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

               (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after the effective date of the IPO), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

          1.12 Form S-3 Registration.  In case the Company shall receive at any
               ---------------------
time after the completion of the IPO, a written request from the Holders of securities constituting, directly or upon conversion or exercise, at least one percent (1%) of the then Registrable Securities, that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

               (a) promptly give written notice pursuant to Section 5.5 of the proposed registration, and any related qualification or compliance, to all other Holders; and

               (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within twenty (20) days following receipt of notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.12: (i) if the Holder or Holders requesting registration do not propose to dispose of shares of Registrable Securities which they reasonably anticipate will have an aggregate disposition price (before deduction of underwriting discounts and expenses of sale) of at least one million dollars ($1,000,000); (ii) if Form S-3 is not available for such offering by the Holders; (iii) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 60 days after receipt of the request of the Holder or Holders under this Section 1.12; provided, however, that the Company shall not utilize this right more than once in any 12 month period; (iv) if the Company has already effected four registrations on Form S-3, or any equivalent successor form, for the Holders pursuant to this Section 1.12; or (v) in any particular jurisdiction in which the Company would be required on account of such registration, qualification or compliance to qualify to do business or to execute a general consent to service of process.

               (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with a registration requested pursuant to this Section 1.12, including, without limitation, all registration, filing, qualification, printers' and accounting fees and the reasonable fees and disbursements of one counsel for the selling Holder or Holders and counsel for the Company, but excluding any underwriting discounts or commissions associated with Registrable Securities, shall be borne by the Company. Registrations effected pursuant to this Section 1.12 shall not be counted as registrations effected pursuant to Sections 1.2 or 1.3.

               (d) The Company shall not be obligated to effect any registration pursuant to this Section 1.12 if the Company delivers to the Holders requesting registration under this Section 1.12 an opinion, in form and substance acceptable to such Holders, of counsel satisfactory to such Holders, that the Registrable Securities so requested to be registered may be sold or transferred pursuant to Rule 144(k) under the Act.

          1.13 Assignment of Registration Rights.  The rights to cause the
               ---------------------------------
Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to any partner or stockholder of such Holder or, in the case of a Holder that is an investment company registered under the Investment Company Act of 1940, to another such investment company (a "Related Mutual Fund") that has the same investment advisor as the transferring investment company, without restriction or requirement as to number of shares, or to a transferee or assignee of such securities who, as a result of such assignment or transfer, acquires at least 25,000 of such transferring Holder's shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations, recapitalizations and any similar events), provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of
Section 1.14 below; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

          1.14 Termination of Registration Rights.  No Holder shall be entitled
               ----------------------------------
to exercise any right provided for in this Section 1 after five (5) years following the consummation of the sale of the Company's securities pursuant to a registration statement filed by the Company under the Act in connection with a firm commitment underwritten offering of its securities to the general public resulting in gross proceeds to the Company of at least $15,000,000 and at a price per share to the public of at least $6.00 (as adjusted for stock splits, combinations and similar transactions) (a "Qualified Public Offering").

          2.   Covenants of the Company.
               ------------------------

          2.1  Financial Statements and Other Information.  Except as otherwise
               ------------------------------------------
set forth below in this Section 2.1, until the Company is subject to the reporting requirements of the 1934 Act, the Company will deliver to each Major
Holder:

               (a) as soon as available, but in any event within 30 days, after the end of each quarterly accounting period in each fiscal year, unaudited consolidated statements of operations and cash flows of the Company and its subsidiaries for such quarterly period and for the period from the beginning of the fiscal year to the end of such quarter, and consolidated balance sheets of the Company and its subsidiaries as of the end of such quarterly period, setting forth in each case comparisons to the annual budget and to the corresponding period in the preceding fiscal year, all such statements to be prepared in accordance with generally accepted accounting principles, consistently applied (except for the absence of notes and subject to normal year-end audit adjustments);

               (b) as promptly as possible, but in any event within 90 days, after the end of each fiscal year, consolidated statements of operations and cash flows of the Company and its subsidiaries for such fiscal year, and a consolidated balance sheet and statement of stockholders' equity of the Company and its subsidiaries as of the end of such fiscal year, setting forth comparisons to the annual budget and to the preceding fiscal year, all prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by an unqualified opinion (except for qualifications regarding specified contingent liabilities) of an independent accounting firm selected by the Company's Board of Directors;

               (c) prior to the end of each fiscal year, an annual budget (approved by the Board of Directors) prepared on a monthly, consolidated basis for the Company and its subsidiaries for the succeeding fiscal year (displaying detailed anticipated statements of operations and cash flows and balance sheets), and promptly upon preparation thereof any other significant budgets which the Company prepares and any revisions of such annual or other budgets;

               (d) promptly (and in any event within 30 days) after the discovery or receipt of notice of any event or circumstance affecting the Company or its subsidiaries that is determined in good faith by the Company to be material to the Company and its subsidiaries, taken as a whole, including, but not limited to, the filing of any material litigation against the Company or its subsidiaries, acquisitions, mergers, substantial sales of assets, significant regulatory or legal developments, the commencement of voluntary or involuntary bankruptcy proceedings, natural or other disasters, significant changes in management or directors, changes in auditors, and execution or termination of, or defaults under, material contracts, a letter from the Chief Executive Officer or Chief Financial Officer of the Company specifying the nature and period of existence thereof and, in the case of material litigation, what actions the Company and its subsidiaries have taken and propose to take with respect thereto;

               (e) promptly after transmission thereof, copies of all financial statements, proxy statements, reports and any other written communications which the Company sends to its stockholders generally and copies of all registration statements and all regular, special or periodic reports which it files with the SEC or with any securities exchange on which any of its securities are then listed, and copies of all press releases and other statements made available generally by the Company to the public;

               (f) a notice specifying the terms of all sales of the Company's securities, promptly following the consummation thereof;

               (g) within fifteen (15) days after the end of each month, an income statement for such month and a balance sheet of the Company for and as of the end of such month, together with such other business and financial data as may be reasonably requested by each Investor; and

               (h) notice of the effectiveness under the Act of the registration covering the Company's IPO, such notice to be provided by telecopier immediately following the SEC's notification to the Company of such effectiveness.

          Each of the financial statements referred to in this Section 2.1 shall be true and correct in all material respects and shall fairly present the Company's consolidated financial position and results of operations as of the dates and for the periods stated therein, subject in the case of the unaudited financial statements to changes resulting from normal year-end audit adjustments (none of which would, alone or in the aggregate, be materially adverse to the Company's financial condition, operating results or business prospects). The Company's obligation to provide to the Major Holders the materials described in Subsection (e) above will continue after the Company is subject to the reporting requirements of the 1934 Act.

          2.2  Inspection of Property.  Until the Company is subject to the
               ----------------------
reporting requirements of the 1934 Act, the Company will permit each Holder, or any representative designated by a Holder, upon reasonable notice and during normal business hours or at such other times as such Holder may reasonably request, to (a) visit and inspect any of the properties of the Company and its subsidiaries, (b) examine the corporate and financial records of the Company and its subsidiaries and make copies thereof or extracts therefrom, (c) discuss the affairs, finances and accounts of the Company and its subsidiaries with the directors, senior management and independent accountants of the Company and its subsidiaries, and
(d) consult with and advise the management of the Company and its subsidiaries as to their affairs, finances and accounts, provided, however, that the Company shall not be obligated to provide any information that it considers in good faith to be a trade secret or to contain confidential or classified information unless such Investor is a member of the Company's Board of Directors or agrees to execute a reasonable covenant or agreement regarding the maintenance of the confidentiality of such information.

          2.3  Right of First Offer.  Subject to the terms and conditions
               --------------------
specified in this Section 2.3, the Company hereby grants to each Major Holder a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). A Major Holder shall be entitled to apportion the right of first offer hereby granted it among itself and its partners and affiliates and, in the case of a Major Holder that is a registered investment company, among itself and its Related Mutual Funds, in such proportions as it deems appropriate.

          Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("Shares"), the Company shall first make an offering of such Shares to each Major Holder in accordance with the following provisions:

               (a) The Company shall give notice to all Major Holders stating
(i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

               (b) By written notice to the Company, within 20 calendar days after giving of the Company's Notice, the Major Holder may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock issued and held and issuable upon conversion of the Series B and Series C Preferred Stock then held by such Major Holder bears to the total number of shares of Common Stock of the Company then outstanding (assuming full conversion of all convertible securities) ("Pro Rata Share"). To the extent a Major Holder does not elect to purchase or obtain the full amount of its Pro Rata Share, the unsubscribed portion of such Major Holder's Pro Rata Share may be purchased or obtained by any other Major Holder(s), on a pro rata basis, at
                                                            --- ----
the price and on the terms specified in the Company's notice, provided that such purchase shall be consummated within forty-five (45) days after giving of such notice.

               (c) If all Shares referred to in the Notice which Major Holders are entitled to obtain pursuant to Subsection 2.3(b) are not elected to be obtained as provided in Subsection 2.3(b) hereof, the Company may, during the 60 day period following the expiration of the period provided in Subsection 2.3(b) hereof, offer the remaining unsubscribed portion of such Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the rights provided to Major Holders hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Major Holders in accordance herewith.

               (d) The right of first offer in this Section 2.3 shall not be applicable to:

                    (i) shares of Common Stock issuable or issued to employees, advisors, consultants or outside directors of the Company directly or pursuant to a stock option plan or restricted stock plan approved by the Board of Directors of the Company;

                    (ii) Common Stock issued or issuable upon conversion of the Company's Preferred Stock; or

                    (iii) Common Stock issued or issuable in connection with a merger, acquisition or consolidation as a result of which the holders of the Company's outstanding securities immediately prior to the consummation of such transaction hold securities in excess of fifty percent (50%) of the voting power of the surviving or resulting entity.

               (e) The right of first offer set forth in this Section 2.3 may not be assigned or transferred, except that (i) such right is assignable by each Holder to any wholly-owned subsidiary or parent of, or to any corporation or entity that is, within the meaning of the Act, controlling, controlled by or under common control with, any such Holder and (ii) such right may be assigned by an Investor that is a registered investment company to a Related Mutual Fund.

               (f) The right of first offer set forth in this Section 2.3 are hereby made subject and subordinate to the rights of first offer granted to the Investor in the Series C Purchase Agreement.

          2.4  Positive Covenants.  As soon as practicable following execution
               ------------------
of this Agreement, and so long as any shares of the Series B Preferred Stock or the Series C Preferred Stock are outstanding, the Company agrees as follows:

               (a) The Company will retain independent public accountants of recognized national standing who shall certify the Company's financial statements at the end of each fiscal year. In the event the services of the independent public accountants so selected, or any firm of independent public accountants hereafter employed by the Company are terminated, the Company will promptly thereafter notify the Holders and will request the firm of independent public accountants whose services are terminated to deliver to the Holders a letter from such firm setting forth the reasons for the termination of their services. In the event of such termination, the Company will promptly thereafter engage another firm of independent public accountants of recognized national standing. In its notice to the Holders the Company shall state whether the change of accountants was recommended or approved by the Board of Directors of the Company or any committee thereof.

               (b) The Company will cause senior management personnel and key employees now or hereafter employed by it or any subsidiary to enter into a proprietary information and inventions agreement.

               (c) The Company's Board of Directors will meet at least once every fiscal quarter.

               (d) The Company shall, promptly following the date of this Agreement, obtain, and thereafter maintain in full force and effect, fire, casualty, workmen's compensation and liability insurance policies, with extended coverage, in such amounts and with such coverage as are carried by companies in a position similar to that of the Company.

               (e) The Company will, in good faith, continue its search for qualified individuals to be employed as the Company's Chief Executive Officer and Chief Financial Officer. Any candidate selected by the Company, and the terms of his or her employment, shall be approved by a majority of the Company's Board of Directors, and a majority of the non-employee directors.

               (f) At the Company's next Board of Directors meeting, the Company shall establish (i) an Executive Search Committee, consisting of David Douglass, Stuart Edwards and David Musket, which will oversee the Company's search for qualified individuals to be employed as the Company's Chief Executive Officer and Chief Financial Officer and (ii) a Compensation Committee, consisting of Stuart Edwards David Illingworth and David Musket with the responsibility of reviewing and providing prior approval of all future offers of options to purchase stock under the Company's Stock Option Plan.

          2.5  Standoff Agreement.  Each Holder agrees, in connection with the
               ------------------
Company's IPO, not to sell, make any short sale of, pledge, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in such registration) without the prior written consent of the Company or the underwriters of such IPO for such period of time as may be required by such underwriters (not to exceed one hundred eighty (180) days) from the effective date of such registration; provided, that the officers, directors of the Company who own the Company's capital stock and the holders of 5% or more of the Company's capital stock are also subject to such restrictions.

          3.   Amendment and Restatement.  This Agreement amends and restates
               -------------------------
the Investors' Rights Agreement originally dated September 11, 1996 effective upon the date this Agreement has been executed by the Company and the Holders of securities constituting, directly or upon conversion or exercise, two-thirds of the Registrable Securities thereunder.

          4.   Waiver of Right of First Offer.  Each Major Holder under the
               ------------------------------
Prior Agreement shall be deemed to have waived and hereby waives its right of first offer with regard to the issuance of the Series C Preferred Stock being issued under the Series C Agreement.

          5.   Miscellaneous.
               -------------

          5.1  Successors and Assigns.  Except as otherwise provided herein,
               ----------------------
the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          5.2  Governing Law.  This Agreement shall be governed by and
               -------------
construed under the laws of the State of California, without reference to the conflicts of laws provisions thereof.

          5.3  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          5.4  Titles and Subtitles.  The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          5.5  Notices.  Unless otherwise provided, any notice required or
               -------
permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or four (4) days after deposit with the United States Post Office or air courier in the case of non-U.S. parties, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by 10 days' advance written notice to the other parties.

          5.6   Expenses.  If any action at law or in equity is necessary to
                --------
enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          5.7   Amendments and Waivers.  Any term of this Agreement may be
                ----------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of securities constituting, directly or upon conversion or exercise, at least sixty percent (60%) of the then Registrable Securities, except Section 2.3, the terms of which may be amended and the observance of any term of which may be waived with the written consent of the Company and Major Holders holding securities constituting, directly or upon conversion or exercise, at least sixty percent (60%) of the then Registrable Securities of all Major Holders. Any amendment or waiver effected in accordance with this Section 5.7 shall be binding upon each Holder of any securities constituting, directly or upon conversion or exercise, Registrable Securities. Notwithstanding the foregoing, no amendment or waiver that adversely affects any rights for certain Registrable Securities of certain Holders of Registrable Securities (but does not so equally affect all other securities constituting Registrable Securities) or that alters any special rights and privileges for such certain Registrable Securities or of such Holders will be effective or binding unless it is approved by at least sixty percent (60%) of the Registrable Securities adversely affected.

          5.8   Severability.  If one or more provisions of this Agreement are
                ------------
held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          5.9   Entire Agreement.  This Agreement constitutes the full and
                ----------------
entire understanding and agreement between the parties with regard to the subjects hereof.


          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                     SOMNUS MEDICAL TECHNOLOGIES, INC.
                                     285 N. Wolfe Road
                                     Sunnyvale, California 94086



                                     By: /s/ Stuart D. Edwards
                                        ------------------------------------
                                         Stuart D. Edwards, President
                                         and Chief Executive Officer

                                         INVESTORS:


                                         /s/ Angelo Acquista
                                         -------------------------------
                                         ANGELO ACQUISTA, M.D.


                                         /s/ Theo. P. Algren
                                         -------------------------------
                                         THEODORE P. ALGREN


                                         /s/ Geoffrey U. Hartzler for
                                         -------------------------------
                                          Angela G. Arnn (Power of Attorney)
                                         -------------------------------
                                         ANGELA G. ARNN


                                         /s/ Peter A. Baciewicz
                                         -------------------------------
                                         PETER A. BACIEWICZ


                                         B & D PARTNERS

                                         BY: /s/ Mark Douglass
                                            ----------------------------

                                         NAME: Mark Douglass
                                              --------------------------

                                         TITLE: General Partner
                                               -------------------------

                                         CARDIOVASCULAR MEDICINE AND
                                         CORONARY INTERVENTIONS 401(K)
                                         SAVINGS PLAN FBO DR. DENNIS
                                         SHEEHAN

                                         BY: /s/ Bruce McAuley
                                            ----------------------------

                                         NAME: Bruce McAuley
                                              --------------------------

                                         TITLE: Trustee
                                               -------------------------


                                          /s/ Joanne J. Chambers
                                         -------------------------------
                                         JOANNE CHAMBERS

                                         CMCA PROFIT SHARING PLAN


                                         BY: /S/ Roger Winkle
                                            ----------------------------

                                         NAME:
                                              --------------------------

                                         TITLE: Trustee
                                               -------------------------



                                         -------------------------------
                                         CHRISTOPHER J. COMFORT, D.D.S.



                                         /s/ Lorenzo DiFabrizio
                                         -------------------------------
                                         LORENZO DIFABRIZIO, M.D.



                                         /s/ Stuart D. Edwards
                                         -------------------------------
                                         STUART D. EDWARDS



                                         /s/ Robert S. Enea
                                         -------------------------------
                                         ROBERT S. ENEA



                                         ES PARTNERS


                                         BY: /s/ John Friedman
                                            ----------------------------

                                         NAME: John Friedman
                                              --------------------------

                                         TITLE: Managing General Partner,
                                               -------------------------
                                               President of Easton Capital Corp.
                                               ---------------------------------


                                          /s/ Eric S. Fain
                                         -------------------------------
                                         ERIC S. FAIN



                                         /s/ Jody Fast
                                         -------------------------------
                                         JODY FAST

                                        /s/ Larry N. Feinberg
                                       -------------------------------
                                       LARRY N. FEINBERG


                                       THE FOGARTY FAMILY
                                       REVOCABLE TRUST DATED 9/14/71,
                                       AS AMENDED AND RESTATED
                                       8/14/91


                                       BY: /s/  Thomas J. Fogarty
                                          ----------------------------

                                       NAME:
                                            --------------------------

                                       TITLE: Trustee
                                             -------------------------



                                        /s/ Michael Franz
                                       -------------------------------
                                       MICHAEL FRANZ



                                        /s/ E. Ray Gamble
                                       -------------------------------
                                       E. RAY GAMBLE


                                       GBP TRUST


                                       BY: /s/ G. B. Pentz
                                          ----------------------------

                                       NAME: G. B. Pentz
                                            --------------------------

                                       TITLE: Trustee
                                             -------------------------



                                        /s/ Abigail M. Hartzler
                                       -------------------------------
                                       ABIGAIL M. HARTZLER



                                       /s/ Geoffrey O. Hartzler for
                                       -------------------------------
                                       Christine E. Hartzler (Power of Attorney)
                                       -----------------------------------------
                                       CHRISTINE E. HARTZLER



                                       /s/ Geoffrey O. Hartzler
                                       -------------------------------
                                       GEOFFREY O. HARTZLER AS
                                       CUSTODIAN FOR AMANDA C.
                                       HARTZLER

                                          /s/ Geoffrey Hartzler
                                         -------------------------------
                                         GEOFFREY HARTZLER


                                          /s/ Gregory A. Hartzler
                                         -------------------------------
                                         GREGORY A. HARTZLER


                                          /s/ Charles Henningsen
                                         -------------------------------
                                         CHARLES HENNINGSEN


                                          /s/ Sandra N. Henningsen
                                         -------------------------------
                                         SANDRA N. HENNINGSEN

                                          /s/ Robert Hess, TTEE
                                         -------------------------------
                                         ROBERT HESS, AS TRUSTEE OF
                                         THE HESS FAMILY TRUST U/A/D
                                         8/3/89

                                          /s/ Steven I. Hochberg
                                         -------------------------------
                                         STEVEN I. HOCHBERG


                                         HPB ASSOCIATES, L.P.


                                         By: /s/ Howard P. Berkowitz
                                            ----------------------------

                                         Name: Howard P. Berkowitz
                                              --------------------------

                                         Title: Sr. Managing Member of the
                                               -------------------------------
                                               General Partner, HPB Group, LLC
                                               -------------------------------


                                         JOSEPH P. ILVENTO, M.D. AND
                                         JUDY C. DEAN, M.D. MONEY
                                         PENSION PLAN


                                         BY: /s/ Joseph P. Ilvento
                                            ----------------------------

                                         NAME:  Joseph P. Ilvento
                                               -------------------------

                                         TITLE:  Trustee
                                               -------------------------


                                         /s/ Kenneth W. Kizer
                                         -------------------------------
                                         KENNETH W. KIZER, M.D.

                                         /s/ Douglas B. Lax
                                         -------------------------------
                                         DOUGLAS B. LAX


                                         /s/ Ronald G. Lax
                                         -------------------------------
                                         RONALD G. LAX


                                         /s/ Joel Liffman
                                         -------------------------------
                                         JOEL LIFFMAN



                                         -------------------------------
                                         FRANK LITVACK, M.D.


                                         /s/ Christian Lundquist
                                         -------------------------------
                                         CHRISTIAN LUNDQUIST


                                         /s/ Ingemar Lundquist
                                         -------------------------------
                                         INGEMAR LUNDQUIST


                                         THE MARCUS FAMILY TRUST
                                         DATED 7/14/93


                                         BY: /s/ Steven V. Marcus
                                            ----------------------------
                                         NAME: Steven V. Marcus
                                               -------------------------
                                         TITLE: Trustee
                                                ------------------------

                                         /s/ J. Casey Mcglynn
                                         -------------------------------
                                         J. CASEY MCGLYNN


                                         /s/ Hardwin Mead
                                         -------------------------------
                                         HARDWIN MEAD

                                         MEDCAP I. CORP.


                                         BY: /s/ David B. Musket
                                             ---------------------------

                                         NAME: David B. Musket
                                               -------------------------

                                         TITLE: Managing Member
                                                ------------------------

                                         MEDTRONIC ASSET
                                         MANAGEMENT, INC.


                                         BY: /s/ Michael D. Ellwein
                                            ----------------------------

                                         NAME: Michael D. Ellwein
                                              --------------------------

                                         TITLE: Vice President
                                               -------------------------


                                         MOSS FOREST VENTURE VI


                                         BY: /s/ Frank H. Montgomery, Jr.
                                            ----------------------------

                                         NAME: Frank H. Montgomery, Jr.
                                              --------------------------

                                         TITLE: Venture Manager
                                               -------------------------

                                         /s/ Georges Muller
                                         -------------------------------
                                         GEORGES MULLER


                                         /s/ David B. Musket
                                         -------------------------------
                                         DAVID B. MUSKET


                                         OCH-ZIFF CAPITAL MANAGEMENT


                                         BY: /s/ Daniel S. Och
                                            ----------------------------

                                         NAME: Daniel S. Och
                                              --------------------------

                                         TITLE: Managing Member
                                               -------------------------

                                         /s/ Philip E. Oyer
                                         -------------------------------
                                         PHILIP E. OYER


                                         MELISSA PARSONS IRA


                                         BY: /s/ Melissa B. Parsons
                                            ----------------------------

                                         NAME:  Melissa B. Parsons
                                              --------------------------

                                         TITLE:
                                               -------------------------

                                         THE PHOENIX INSURANCE
                                         COMPANY


                                         BY: /s/ James B. Anderson
                                            ----------------------------

                                         NAME:  James B. Anderson
                                              --------------------------

                                         TITLE:  Second Vice President
                                               -------------------------


                                         PIRATE SHIP & CO.
                                         BY THE GLOBAL HEALTH
                                         SCIENCES FUND


                                         BY: /s/ Glen A. Payne
                                            ----------------------------

                                         NAME:  Glen A. Payne
                                              --------------------------

                                         TITLE:  Secretary
                                               -------------------------


                                         PROMED PARTNERS, L.P.


                                         BY: /s/ David B. Musket
                                            ----------------------------

                                         NAME:  David B. Musket
                                              --------------------------

                                         TITLE:  Managing Member
                                               -------------------------


                                         RIVER EDGE PARTNERS, INC.


                                         BY: /s/ J. A. Ciffilillo
                                            ----------------------------

                                         NAME:  J. A. Ciffilillo
                                              --------------------------

                                         TITLE:  President
                                               -------------------------

                                         /s/ Randall Rose
                                         -------------------------------
                                         RANDALL ROSE


                                         LORRAINE SCHWARZ IRA


                                         BY: /s/ Lorraine Schwartz
                                            ----------------------------

                                         NAME:  Lorraine Schwartz
                                              --------------------------

                                         TITLE:
                                               -------------------------


                                         /s/ Steven M. and Paula Mae Schwartz
                                         -------------------------------
                                         STEVEN M. AND PAULA MAE
                                         SCHWARTZ


                                         THE STARLING FAMILY TRUST
                                         U/D/T DTD 8/15/90


                                         BY: /s/ William N. Starling, Jr.
                                            ----------------------------

                                         NAME:
                                              --------------------------

                                         TITLE:  Trustee
                                               -------------------------


                                         /s/ William N. Starling, Jr.
                                         -------------------------------
                                         WILLIAM N. STARLING, JR.


                                         /s/ Henry C. Stockman
                                         -------------------------------
                                         HENRY C. STOCKMAN


                                         THIRD POINT PARTNERS


                                         BY: /s/ Dan Loeb
                                            ----------------------------

                                         NAME:  Dan Loeb
                                              --------------------------

                                         TITLE:  Managing Member
                                               -------------------------

                                         THE TRAVELERS INDEMNITY
                                         COMPANY


                                         BY: /s/ James B. Anderson
                                            ----------------------------

                                         NAME:   James B. Anderson
                                              --------------------------

                                         TITLE:  Second Vice President
                                               -------------------------


                                         THE TRAVELERS INSURANCE
                                         COMPANY

                                         BY: /s/ James B. Anderson
                                            ----------------------------

                                         NAME:   James B. Anderson
                                              --------------------------

                                         TITLE:  Second Vice President
                                               -------------------------

                                         THE TRAVELERS LIFE AND
                                         ANNUITY COMPANY


                                         BY: /s/ James B. Anderson
                                            ----------------------------

                                         NAME:   James B. Anderson
                                              --------------------------

                                         TITLE:  Second Vice President
                                               -------------------------


                                         VIKING MEDICAL VENTURES LTD.


                                         BY: /s/ Michael R. Edmunds
                                            ----------------------------

                                         NAME:   Michael R. Edmunds
                                              --------------------------

                                         TITLE:  Director
                                               -------------------------


                                         /s/ Roger Winkle
                                         -------------------------------
                                         ROGER WINKLE

                                         R. WINKLE, H. MEAD, R. RUDER, E.
                                         ANDERSON & N. SMITH TTEE
                                         CARD MED & CARD PSP
                                         U/A DTD  9/1/84 FBO. R.
                                         WINKLE


                                         BY: /s/ R. Winkle
                                            ------------------------------------

                                         NAME:
                                              ----------------------------------

                                         TITLE:  Trustee
                                               ---------------------------------

                                         WS INVESTMENTS 96A


                                         BY: /s/ Mary Ann Pedroni
                                            ------------------------------------

                                         NAME:   Mary Ann Pedroni
                                              ----------------------------------

                                         TITLE:  Acting Administration
                                               ---------------------------------

                                         WSGR RETIREMENT PLAN FBO J.
                                         CASEY MCGLYNN


                                         BY: /s/ D.M. Laurice /s/ M.M. Rosati
                                            ------------------------------------

                                         NAME:   D.M. Laurice & M.M. Rosati
                                              ----------------------------------

                                         TITLE:  Trustee, WSGR Retirement Plan
                                               ---------------------------------

                                         WTI VENTURES


                                         BY: /s/ S. Allan Johnson
                                            ------------------------------------

                                         NAME:   S. Allan Johnson
                                              ----------------------------------

                                         TITLE:  Gen. Part.
                                               ---------------------------------


                                         ---------------------------------------
                                         JAMES L. ZIMMERMAN, M.D.

                                   EXHIBIT A
                                   ---------

                             SCHEDULE OF INVESTORS

I.  SERIES A PREFERRED STOCK INVESTORS                     SHARES PURCHASED
Theo P. Algren                                                   50,000
185 Snow Crest Road
Los Gatos, CA 95030

Angela G. Arnn                                                   12,500
c/o Geoffrey Hartzler
2600 Verona Road
Mission Hills, KS                                                 66208

R. Winkle, H. Mead, R. Ruder, E. Anderson &                      50,000
N. Smith, TTEE CARD MED & CARD PSP U/A
dtd 9/1/84 fbo E. Anderson
770 Welch Road, Suite 100
Palo Alto, CA 94304

B & D Partners                                                    6,000
Attn: Mark Douglass
221 Evergreen Drive
Kentfield, CA  94904

Peter Baciewicz                                                  25,000
1600 Villa St. #306
Mountain View, CA 94041

Joanne Chambers                                                  30,000
24861 Hutchinson Road
Los Gatos, CA 95030

Christopher J. Comfort, DDS                                      50,000
333 El Camino Real
Sunnyvale, CA 94087

Stuart D. Edwards                                                13,660
658 Westridge Drive
Portola Valley, CA 94028

Robert S. Enea                                                   50,000
6670 Amador Plaza Rd.
Dublin, CA 94568

Eric S. Fain                                                     25,000
236 Marmona Dr.
Menlo Park, CA 94025

Jody Fast                                                       100,000
P.O. Box 641161
San Jose, CA 95164-1161

Thomas J. Fogarty, M.D., Trustee of the                          50,000
Fogarty Family Revocable Trust dated 9/14/71
as amended and restated 8/14/91
3270 Alpine Road
Portola Valley, CA 94028

Michael Franz                                                    50,000
4701 Connecticut Ave N.W. #506
Washington, D.C. 20008

E. Ray Gamble                                                    10,000
1540 Bergerac Drive
San Jose, CA 95118

GBP Trust                                                        78,000
Attn: George B. Pence
c/o CPS Realty Group
1740 Technology Drive, #290
San Jose, CA  95110

Geoffrey O. Hartzler as custodian for Amanda                     12,500
C. Hartzler under the UTMA until age twenty-one
2600 Verona Road
Mission Hills, KS  66208

Abigail M. Hartzler                                              12,500
2600 Verona Road
Mission Hills, KS  66208

Christine E. Hartzler                                            12,500
2600 Verona Road
Mission Hills, KS  66208

Geoffrey O. Hartzler                                            100,000
2600 Vernoa Road
Mission Hills, KS 66208

Gregory Hartzler                                                 50,000
1245 Wilson Ave.
Goshen, IN 46526

Charles Henningsen                                               40,000
826 28th Ave.
San Francisco, CA 94121

Sandra Norton Henningsen                                         10,000
876 28th Ave.
San Francisco, CA 94121

Joseph P. Ilvento, M.D. and Judy C. Dean, M.D.                   50,000
Money Pension Plan, PaineWebber, Inc.
Attn.: Jean Neusstadt, Jr.
5 Post Oak Place
P.O. Box 27828
Houston, TX 77227-7828

Kenneth W. Kizer, M.D.                                           50,000
3740 Clover Valley Road
Rocklin, CA 95677

Ronald G. Lax                                                    50,000
P.O. Box 2357
Los Gatos, CA 95031-2357

Douglas B. Lax                                                   50,000
2402 Michelson Dr., #100
Irvine, CA 92715

Christian H. Lundquist                                           50,000
11300 Sun Valley Drive
Oakland, CA 94605

Ingemar H. Lundquist                                             50,000
1154 The Dune at 17 Mile Drive
P.O. Box 1186
Pebble Beach, CA 93953

Steven V. Marcus and Denise C. Marcus                            50,000
of the Marcus Family Trust DTD 7/14/93
1471 Hollidale Ct.
Los Altos, CA 94024

J. Casey McGlynn                                                 25,000
650 Page Mill Road
Palo Alto, CA 94304

David B. Musket                                                  25,000
c/o MRA
125 Cambridge Park Dr.

Cambridge, MA 02178

Philip E. Oyer                                                   50,000
15975 Skyline Blvd.
Woodside, CA 94062

MLPF & S FBO Melissa Parsons IRA                                 50,000
81 Almendral Avenue
Atherton, CA  94027

William N. Starling, Jr. and Dana Gregory Starling,              50,000
Trustees of the Starling Family Trust
U/D/T dtd 8/15/90
345 Golden Hills Dr.
Portola Valley, CA 94028

William N. Starling, Jr.                                          7,500
345 Golden Hills Dr.
Portola Valley, CA 94028

Henry C. Stockrnan                                               25,000
c/o Hambrecht & Quist
One Bush Street, 16th Fl.
San Francisco, CA 94104

Roger A. Winkle, Trustee                                         70,000
CMCA Profit Sharing Plan
770 Welch Road, #100
Palo Alto, CA 94304

Roger A. Winkle                                                 175,000
3347 St. Michael Ct.
Palo Alto, CA 94306

WS Investments 96A                                               35,000
Wilson Sonsini Goodrich & Rosati
650 Page Mill Road
Palo Alto, CA 94304

WTI Ventures                                                     50,000
Attn: S. Allan Johnson
1010 El Camino Real, Suite 300
Menlo Park, CA 94025

James J. Zimmerman, M.D.                                         25,000
499 Walsh Road
Atherton, CA 94027

II.  SERIES B PREFERRED STOCK INVESTORS                     SHARES PURCHASED
Pirate Ship & Co.                                               1,000,000
By The Global Health Sciences Fund
Attn: Buck Phillips
INVESCO Trust Co.
7800 East Union Avenue
Suite 1100
Denver, CO 80237
(303) 930-6521

The Travelers Insurance Company                                   450,000
Dan Scudder
The Travelers Companies
One Tower Square
Hartford, CT 06183
(860) 954-3129

The Travelers Indemnity Company                                   440,000
Dan Scudder
The Travelers Companies
One Tower Square
Hartford, CT 06183
(860) 954-3129

The Phoenix Insurance Company                                      60,000
Dan Scudder
The Travelers Companies
One Tower Square
Hartford, CT 06183
(860) 954-3129

The Travelers Life and Annuity Company                             50,000
Dan Scudder
The Travelers Companies
One Tower Square
Hartford, CT 06183
(860) 954-3129

HPB Associates, L.P.                                              666,667
Howard Berkowitz
HPB Associates, L.P.
888 Seventh Avenue
New York, NY 10106
(212) 664-0990

Och-Ziff Capital Management                                   166,667
Dan Och
Och-Ziff Capital Management
153 East 53rd
43rd Floor
New York, NY 10022
(212) 292-5956

Randall Rose                                                  100,000
8 1/2 West Chester Road
Nantucket, MA 02554
(508) 228-6586

ES Partners                                                    26,000
John Friedman
Easton Capital
415 Madison Avenue
20th Floor
New York, NY 10017
(212) 702-0950

Third Point Partners, L.P.                                     16,667
Dan Loeb
277 Park Avenue
26th Floor
New York, NY 10017
(212) 350-5170

Viking Medical Ventures Ltd.                                   33,333
Michael D. Edmunds
8 Queensway House
Queen Street
St. Heller, Jersey, JE2
4WD
Channel Islands
011-44-1534-22787

David B. Musket                                                60,000
Musket Research Assoc.
125 Cambridgepark Drive
Cambridge, MA 02140
(617) 441-0259

ProMed Partners, L.P.                                          30,000
David B. Musket
Musket Research Assoc.
125 Cambridgepark Drive
Cambridge, MA 02140

(617) 441-0259

Hardwin Mead                                                     33,333
940 Roble Ride
Palo Alto, CA 94306
(415) 627-8100
Home - (415) 858-0331

Robb Hess                                                        16,667
35 Tagus Court
Portola Valley, CA 94028
(415) 815-7576

Steven M. and Paula Mae Schwartz                                  8,333
85 Old Colony Road
Wellesley Hills, MA 02181
(617) 237-7365

III.  SECOND CLOSING PURCHASERS

MedCap I Corp.                                                   85,600
David B. Musket
Musket Research Associates, Inc.
125 Cambridgepark Drive
Cambridge, MA  02140
(617) 441-0259

ProMed Partners, L.P.                                             2,100
David B. Musket
Musket Research Associates, Inc.
125 Cambridgepark Drive
Cambridge, MA  02140
(617) 441-0259

River Edge Partners, L.P.                                        16,667
Joseph Ciffolillo
31 Brimmer Street
Boston, MA  02108

Cardiovascular Medicine and                                      30,000
Coronary Interventions
401 (K) Savings Plan FBO
Dr. Dennis Sheehan
2900 Whipple Road, Suite 230
Redwood City, CA  94062
(415) 365-4784

Moss Forest Venture VI                                          79,631
Frank Montgomery
9 Moss Forest Place
Jackson, MS  39211
(601) 856-4393

Frank Litvack, M.D.                                              8,334
120 South Thurston Ave.
Los Angeles, CA  90049
(310) 471-1245

Lorraine Schwarz IRA                                             8,333
91 Ellison Avenue
Bronxville, NY  10708
(914)793-8175

Steven Hochberg                                                  8,333
Advanced Health
560 White Plains Road
Second Floor
Tarrytown, NY  10591
(914) 524-4205

Larry Feinberg                                                  33,334
Oracle Partners
712 Fifth Avenue, 45th Flr.
New York, NY  10019
(212) 373-9201

Joel Liffmann                                                   16,667
Oracle Partners
712 Fifth Avenue, 45 Flr.
New York, NY  10019
(212) 373-9201

Angelo Acquista, M.D.                                            8,334
876 Park Avenue
New York, NY 10021
(212) 517-3010

Larry DiFabrizio, M.D.                                           8,334
876 Park Avenue
New York, NY  10021
(212) 517-3010

Georges Muller                                                  33,333
BetaInvest
Avenue Montbenon 2
Lausanne 1003
Switzerland
011-41-21-212-2383

Trustee, WSGR Retirement Plan fbo J. Casey McGlynn               3,333
Wilson Sonsini Goodrich & Rosati
650 Page Mill Road
Palo Alto, CA  94304-1050
(415) 493-9300

III.  SERIES C PREFERRED STOCK INVESTOR                     SHARES PURCHASED
Medtronic Asset Management, Inc.                                714,286
Corporate Center
7000 Central Avenue N.E.
Minneapolis, MN  55432
Attention:  General Counsel
Ph.  (612) 574-3048
Fax (612) 572-5459